EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Lanbo Financial Group, Inc. on Form 10-QSB for the quarter period ended June 30, 2005, as filed with the Securities and Exchange Commission (the "Report"), I, Yulong Wan, Chief Financial Officer of Lanbo Financial Group, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Dated:  August 15, 2005                              /s/ Yulong Wan
                                                     ---------------------------
                                                     Yulong Wan
                                                     Chief Financial Officer



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